UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana		46222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 12, 2016, the stockholders of Allison Transmission Holdings, Inc. (the “Company”) approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to declassify the Company’s Board of Directors (the “Board”) and to provide for the annual election of all directors. The full text of the Charter Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on May 12, 2016.

In connection with the Charter Amendment, the Company also adopted the Fifth Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to reflect the declassified Board and the annual election of directors. The Amended and Restated Bylaws were adopted by the Board and became effective on May 12, 2016. The full text of the Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2016, the Company held its annual meeting of stockholders. At the meeting, stockholders took the following actions:

•	elected three directors for one-year terms ending at the 2017 annual meeting of stockholders (Proposal 1);

•	ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for 2016 (Proposal 2);

•	approved, in an advisory, non-binding vote, the compensation paid to the Company’s named executive officers (Proposal 3); and

•	approved the Charter Amendment to declassify the Board and provide for annual election of all directors (Proposal 4).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN
David F. Denison	149,130,647	4,047,298	8,172
David C. Everitt	152,805,663	372,387	8,067
James A. Star	152,213,883	964,861	7,373

Proposal 2 – Ratification of Appointment of PwC.

FOR	AGAINST	ABSTAIN
158,252,110	27,817	12,124

Proposal 3 – Approval of Compensation Paid to Named Executive Officers.

FOR	AGAINST	ABSTAIN
150,502,523	2,627,021	56,573

Proposal 4 – Approval of Charter Amendment.

FOR	AGAINST	ABSTAIN
152,825,332	332,366	28,419

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation of Allison Transmission Holdings, Inc.

3.2	Fifth Amended and Restated Bylaws of Allison Transmission Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.
Date: May 18, 2016

	By:	/s/ Eric C. Scroggins
Name: Eric C. Scroggins
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation of Allison Transmission Holdings, Inc.

3.2	Fifth Amended and Restated Bylaws of Allison Transmission Holdings, Inc.